                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report                                                  February 1, 2002
(Date of earliest event reported)                               February 1, 2002


                             Kankakee Bancorp, Inc.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-13676                                       36-3846489
 (Commission File Number)                (I.R.S. Employer Identification Number)


310 South Schuyler Avenue, Kankakee, Illinois                          60901
  (Address of principal executive offices)                           (Zip Code)

                                 (815) 937-4440
              (Registrant's telephone number, including area code)

Item 5.   Other Information

On February 1, 2002, Kankakee Bancorp, Inc. issued a news release announcing its earnings for the quarter ending December 31, 2001, its payment of a quarterly dividend to its stockholders and the date of its annual meeting of stockholders. The news release is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

          None.

     (b)  Pro Forma Financial Information.
          -------------------------------

          None.

     (c)  Exhibits.
          --------

          99.1    News Release dated February 1, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              KANKAKEE BANCORP, INC.

Dated: February 1, 2002                       By: /s/Ronald J. Walters
                                                  ------------------------------
                                                  Ronald J. Walters
                                                  Vice President and Treasurer

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